Discontinued Operations	12 Months Ended
Dec. 31, 2020
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations	Discontinued Operations
Conesville - In May 2020, AEP, the operator of the formerly co-owned Conesville EGU, retired Conesville Unit 4 as planned. On June 5, 2020, DPL and AES Ohio Generation, together with AEP, completed the transfer of their interests in the retired Unit 4, including the associated environmental liabilities, to an unaffiliated third-party purchaser. As a result, DPL recognized a gain on the transfer of $4.5 million for the year ended December 31, 2020. For the transaction, DPL will make quarterly cash expenditures, totaling $4.0 million, through July 2022, of which $1.8 million has been paid through December 31, 2020. The transfer of Conesville Unit 4 was the last step in DPL's plan to exit its AES Ohio Generation business operations.
Stuart and Killen – On May 31, 2018, DPL and AES Ohio Generation retired the Stuart Station coal-fired and diesel-fired generating units and the Killen Station coal-fired generating unit and combustion turbine, as planned. On December 20, 2019, DPL and AES Ohio Generation, together with AES Ohio Generation's joint owners in the retired Stuart and Killen generating facilities, completed the transfer of the retired generating facilities, including the associated environmental liabilities, to an unaffiliated third-party purchaser. As a result, DPL made cash expenditures of $51.0 million and recognized a gain on the transfer of $20.0 million for the year ended December 31, 2019.
Peaker Assets – On March 27, 2018, DPL and AES Ohio Generation completed the sale transaction of the Peaker assets, which resulted in net proceeds of $234.9 million and a loss on sale of $1.9 million for the year ended December 31, 2018.
DPL determined that the transfers of Conesville, Stuart and Killen along with the sales of the Peaker Assets in 2018 and Miami Fort and Zimmer in 2017 constitute the disposal of a group of components, which, as a whole, represent a strategic shift to exit its AES Ohio Generation business. As such, the disposal of this group of components qualifies to be presented as discontinued operations. Therefore, the results of operations, assets and liabilities of this group of components were reported as such in the Consolidated Statements of Operations and Consolidated Balance Sheets for all periods presented.

The following table summarizes the major categories of assets and liabilities at the dates indicated:

$ in millions	December 31, 2019
Accounts receivable, net	$18.0
Inventories	3.7
Taxes applicable to subsequent years	0.3
Prepayments and other current assets	0.3
Intangible assets, net of amortization	0.1
Other non-current assets	1.0
Total assets of the disposal group classified as assets of discontinued operations and held-for-sale businesses in the balance sheets	$23.4

Accounts payable	$5.6
Accrued taxes	0.3
Accrued and other current liabilities	3.1
Deferred income taxes (a)	(6.5)
Taxes payable	0.3
Asset retirement obligations	8.3
Other non-current liabilities	6.3
Total liabilities of the disposal group classified as liabilities of discontinued operations and held-for-sale businesses in the balance sheets	$17.4

(a)Deferred income taxes represent the tax asset position of the discontinued group of components, which were netted with liabilities on DPL prior to classification as discontinued operations.
The following table summarizes the revenues, operating costs, other expenses and income tax of discontinued operations for the periods indicated:

	Years ended December 31,
$ in millions	2020	2019	2018
Revenues	$24.2	$70.9	$187.3
Operating costs and other expenses	(24.8)	(19.8)	(121.0)
Fixed-asset impairment	—	(3.5)	(2.8)
Income / (loss) from discontinued operations	(0.6)	47.6	63.5
Gain / (loss) from disposal of discontinued operations	6.1	20.1	(1.6)
Income tax expense from discontinued operations	0.1	14.1	28.5
Net income from discontinued operations	$5.4	$53.6	$33.4

Cash flows related to discontinued operations are included in our Consolidated Statements of Cash Flows. Cash flows from operating activities for discontinued operations were $3.2 million, $21.3 million and $35.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. Cash flows from investing activities for discontinued operations were $4.9 million, $(51.0) million and $233.6 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Joint Owners' Agreement for Stuart and Killen
Pursuant to the Joint Owners' Agreements for Stuart and Killen entered into in December 2019, existing assets and liabilities between the joint owners were settled and resulted in a credit to DPL's operating costs and other expenses of $19.4 million for the year ended December 31, 2019 in the table above.
AROs of Discontinued Operations
Prior to the transfer of the retired Stuart and Killen generating facilities, the facilities carried ARO liabilities consisting primarily of river intake and discharge structures, coal unloading facilities, landfills and ash disposal facilities. In the first quarter of 2019 and the fourth quarter of 2018, DPL reduced the ARO liability related to the Stuart and Killen ash ponds and landfills by $22.5 million and $27.6 million, respectively, based on updated internal analyses that reduced estimated closure costs associated with these ash ponds and landfills. The remaining ARO liability related to Stuart and Killen was included in the 2019 sale described above. As these plants were no longer in service, the reductions to the ARO liability were recorded as credits to depreciation and amortization expense in the same amounts. The credits to depreciation and amortization expense are included in operating costs and other expenses of discontinued operations for the years ended December 31, 2019 and 2018 in the table above.
DispositionsHutchings Coal Station – On December 3, 2020, DP&L transferred its interests in the retired Hutchings Coal Station to a third party, including its obligations to remediate the Station and its site, and the transfer occurred on that same date. As a result, DPL recognized a loss on the transfer of $4.7 million and made cash expenditures of $7.0 million, inclusive of cash expenditures for the transfer charges. DPL agreed to pay an additional $2.3 million by December 1, 2021 for the transfer. The Hutchings Coal Station was retired in 2013, and, as such, the income / (loss) from continuing operations before income tax related to the Hutchings Coal Station was immaterial for the years ended December 31, 2020, 2019 and 2018, excluding the loss on transfer noted above. Prior to the transfer, the Hutchings Coal Station was included in the Utility segment. Beckjord Station – On February 26, 2018, DP&L and its co-owners of the retired Beckjord Station agreed to transfer their interests in the retired Station to a third party, including their obligations to remediate the Station and its site, and the transfer occurred on that same date. As a result, DPL recognized a loss on the transfer of $11.7 million and made cash expenditures of $14.5 million, inclusive of cash expenditures for the transfer charges. The Beckjord Station was retired in 2014, and, as such, the income / (loss) from continuing operations before income tax related to the Beckjord Station was immaterial for the year ended December 31, 2018, excluding the loss on transfer noted above. Prior to the transfer, the Beckjord Station was included in the Utility segment.